December 14, 1995

William C. Lowe
1235-4 Monument Street
Concord, MA

    	Re:     Separation Agreement

Dear Bill:

    	This letter contains the terms of the agreement between you and New England Business Service, Inc. ("NEBS" or the "Company") with respect to your separation from the Company.

    	1.      Termination of Employment.   You hereby resign as President,
Chief Executive Officer, Director, member of the Executive Committee and as an employee of the Company effective as of the date hereof, and, on behalf of the Board of Directors of the Company, your resignation is hereby accepted. The foregoing notwithstanding, you shall continue to be eligible to participate in the Company's employee welfare benefit plans to the extent permitted thereunder through January 15, 1996. During such period you will continue to be eligible for all benefits under such plans, but no salary or retirement benefits will accrue and you will have no authority to act on behalf of the Company. Your last paycheck will be that deposited on your behalf on December 15, 1995.

    	2. Stock Options. You agree that you will not exercise any stock options held by you and that all such options shall terminate upon termination of employment as provided in the applicable option grants.

    	3. Termination Payment. Within three days following the date hereof, the Company shall pay to you $750,000 in cash by check, subject to required withholdings. In addition, the Company shall pay in cash by check an amount equal to $37,500 on each of March 31, June 30, September 30 and December 31, 1996, subject to required withholdings. In addition, the Company hereby releases you from all obligations relating to the advance of $106,000 made to you on November 30, 1995, waiving all interest thereon. The Company will deliver to you the original note executed by you in connection with such advance within three days following the date hereof. The payments contemplated hereby are in lieu of all other rights for compensation and benefits that you have from the Company, including without limitation any such rights under the Company's 1996 Executive Bonus Plan and Stock Option plans.


<PAGE 2>

    	4. Restrictions. In consideration of the benefits provided to you hereunder and other good and valuable consideration, the receipt and adequacy of which you hereby acknowledge, and in recognition of the confidential and proprietary business information which you have obtained in the course of your employment with the Company, you hereby agree to the following restriction on your activities on and after the date hereof:

    	a)  For a period of eighteen (18) months following the date hereof,
	        you agree that you will not, directly, on your own behalf or on
	        behalf of an employer or other affiliate, solicit, identify for
    	    solicitation, or be involved in attempting to recruit any person
	        who is now a management employee of NEBS while such person is a
    	    management employee of NEBS.  This shall not limit (i) your
	        employer or an affiliate from hiring or soliciting any NEBS
    	    management employee without your direct or indirect involvement,
	        (ii) you from referring any NEBS management employee who
    	    approaches you to the Human Resources Department of your employer
	        in a manner which does not otherwise violate the preceding
	        sentence; (iii) your providing your views on any person who has
	        previously approached your employer or your employer has previously
	        solicited without your involvement who is in serious discussions
	        with regard to employment; or (iv) your giving third party
    	    references at the request of NEBS employees.

    	b) In addition to any other obligations under applicable law, for a period of two (2) years following the date hereof, you agree that
    	    you will not, directly or indirectly, on your own behalf or on
	        behalf of an employer or other affiliate, use or disclose to any person any trade secrets or other confidential information of NEBS, including without limitation the existence of the
    	    Manhattan/Patriot project and the status or results thereof.  The
	        foregoing sentence shall not prohibit any disclosure required by
    	    valid legal process.  You hereby represent and warrant that, to
	        the best of your knowledge, you do not have now, and you agree to
    	    promptly return to NEBS, anything tangible or electronically
	        stored which constitutes, represents, evidences or records any
    	    trade secret or other confidential information of NEBS, retaining
	        no copies thereof.  The terms "trade secret" and other
    	    "confidential" information shall include without limitation all
	        designs, processes, procedures, formulas, inventions or
    	    improvements, marketing plans, business plans, information and
	        plans concerning strategic alliances, business acquisition plans,
    	    personnel acquisition plans, and customer lists of the Company to
	        the extent that the same are confidential.


<PAGE 3>


    	c)  For a period of two (2) years following the date hereof, you agree
	        that you will not, directly or indirectly, on your own behalf or on
    	    behalf of an employer or other affiliate, interfere (for your
	        benefit or the benefit of your employer or an affiliate) with the
    	    Company's existing custom print desk in-store NEBS employee services
	        targeted at home and small office businesses relationship with
    	    Kinko's, Inc., Kinko's Graphics Corporation or their affiliates or
	        expansion of such existing services to other Kinko's stores.  This
	        subparagraph  will not preclude you or any employer of yours from
	        doing business with such entities or their affiliates.

    	d)  For a period of one (1) year following the date hereof, you agree
    	    that you will not, directly or indirectly, take any of the
	        following actions or participate with any other person, directly
    	    or indirectly, in connection with any of the following actions
	        without the prior written consent of the Company or its Board of
    	    Directors:  (i) acquire, offer to acquire, or agree to acquire,
	        by purchase or otherwise, any voting securities or direct or
	        indirect rights to acquire any voting securities of the Company
	        or any subsidiary thereof or of any successor to or person in
	        control of the Company, or any assets of the Company or division
	        thereof or of any such successor or controlling person; (ii) make
	        any "solicitation" of "proxies" (as such terms are used in the
    	    rules of the Securities Exchange Commission) to vote, or seek to
	        advise or influence any person or entity with respect to the
	        voting of, and voting securities of the Company; (iii) make any
	        public announcement with respect to, or submit a proposal for, or
	        offer of (with or without conditions) any extraordinary
	        transaction involving the Company or its securities or assets;
    	    (iv) form, join or in any way participate in a "group" (as
	        defined in Section 13(d)(3) of the Securities Exchange Act of 1934,
	        as amended) in connection with any of the foregoing; or (v) request
	        the Company or any of its representatives to amend or waive any
	        provision of this subparagraph 6(d).

    	5. Communications; Cooperation. For a period of two (2) years following the date hereof, you and the Company agree that no disparaging or negative comments will be made concerning the Company or any of its officers, directors, employees, or plans on the one hand, or you or your performance on the other. The parties understand and agree that the foregoing sentence shall not prohibit non-public communications of a normal competitive nature
concerning products and services offered by the Company.   Public announcement
of your separation from the Company will only be made pursuant to a mutually agreed upon press release; provided that this will not restrict any announcement by your employer. You agree to cooperate with the Company in connection with the internal transition of management through

<PAGE 4>


January 15, 1996; provided that such cooperation will not require you to communicate with customers on behalf of NEBS.

    	6. Entire Agreement. This letter sets forth the entire agreement of the parties with respect to the subject matter hereof. The benefits granted to you hereunder are in lieu of any and all other rights or claims which you may have for severance or other compensation of any kind.

    	Please acknowledge your agreement to the terms hereof by signing this letter in the space provided below.

                                        							Sincerely,

                                        							NEW ENGLAND BUSINESS
						                                        	SERVICE, INC.

                                        							By:/s/ Robert J. Murray
							                                           --------------------
Acknowledged and Agreed                       	   Robert J. Murray, Chairman,
							                                           President and CEO

/s/ William C. Lowe
-----------------------
William C. Lowe